UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 28, 2009
                Date of Report (Date of earliest event reported)

                              IMMERSION CORPORATION
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-27969                 94-3180138
(State or other jurisdiction    (Commission file number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                        801 Fox Lane, San Jose, CA 95131
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               (Address of principal executive offices) (Zip Code)


                                 (408) 467-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

     On October 28, 2009, the Board of Directors appointed Henry Hirvela as interim Chief Financial Officer of Immersion. Mr. Hirvela has been serving as a consultant to Immersion since August 2009. From May 2008 to November 2008, Mr. Hirvela served as executive vice president and Chief Financial Officer of BRE Properties, Inc., a real estate investment trust, and prior to that time, Mr. Hirvela served as Chief Financial Officer of VistaCare, Inc., a medical services company, from March 2006 to February 2008. Prior to this engagement, Mr. Hirvela founded Phoenix Management Partners, LLC in September 2002, during which time he served as President and CEO of Vigilant Systems, Inc. and served as Chairman and Director for Three-Five Systems, Inc., an electronic manufacturing services company, from February 2003 to September 2006. From 1996 to 2000, Mr. Hirvela served as Vice President and Chief Financial Officer for Scottsdale-based Allied Waste Industries, Inc. Prior to this, Mr. Hirvela held a variety of management positions with Bank of America, Texas Eastern Corporation and Browning-Ferris Industries. He holds a bachelor's degree from the United States International University and an M.B.A. from the Johnson Graduate School of Management at Cornell University.

(e)

     Mr. Hirvela receives fees of $6,250 per week for his service and is reimbursed for all reasonable travel expenses, including airfare, lodging and car rental. He also receives a $60.00 per diem allowance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IMMERSION CORPORATION



Date: November 3, 2009                             By: /s/ Amie Peters
                                                       -------------------------
                                                       Name: Amie Peters
                                                       Title: General Counsel